UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

_______________________________________________________________

GOLD UNION INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-54761	42-1772663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Shop 35A, Ground Floor, Hop Yik Commercial Centre

Phase 1, 33 Hop Choi Street

Yuen Long, NT, Hong Kong

(Address of principal executive offices) (Zip Code)

+86 18676364411
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 4, 2014, we adopted a Code of Conduct and Ethics applicable to our officers, directors and employees. The Code of Conduct and Ethics was adopted to:

•	promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	promote the full, fair, accurate, timely and understandable disclosure of the Company's financial results in accordance with applicable disclosure standards, including, where appropriate, standards of materiality;
•	promote compliance with applicable Securities and Exchange Commission (the "SEC") and governmental laws, rules and regulations;
•	deter wrongdoing; and
•	require prompt internal reporting of breaches of, and accountability for adherence to, the Code.

The Code of Conduct and Ethics may be amended only by a resolution of our Board of Directors.

A copy of a form of the Code of Ethics is incorporated herein by reference and filed as Exhibit 14 to this Current Report on Form 8-K. The description of the Code of Ethics set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit filed herewith and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
14	Code of Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD UNION INC.
Dated: August 4, 2014

	By:	/s/ Sae-Chua Supachai
Sae-Chua Supachai
Chief Executive Officer and Chief Financial Officer